[logo] M F S (R)
INVESTMENT MANGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                [Graphic Omitted]

MASSACHUSETTS
INVESTORS TRUST

SEMIANNUAL REPORT o JUNE 30, 1999

DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended June 30, 1999, Class A shares of the Trust provided a total return of 5.71%, Class B shares 5.34%, Class C shares 5.38%, and Class I shares 5.93%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average growth and income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 10.91%. The Trust's returns also compare to 12.23% for the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. CAN YOU TALK ABOUT SOME OF THE FACTORS THAT CONTRIBUTED TO THE TRUST'S UNDERPERFORMANCE?

A. The Trust's underweightings in technology and cyclical stocks, combined with some individual stocks that did not perform well, hurt performance. This fund seeks a balance between risk and reward. Historically it has been underweighted in technology because we felt that the sector's potential for risk was higher than its potential for reward. Unfortunately, with the technology sector's recent strong performance, this strategy has not worked out in the short term.

    Similarly, the Trust has been underweighted in cyclicals over the period, including basic materials, industrial goods and services, and energy. Recently, many cyclical stocks have performed well; therefore, our underweighting hurt performance. Although these industries can sometimes offer pockets of strength, price fluctuations in their stocks are usually volatile. We feel this characteristic is not in line with the Trust's long-term conservative growth investment style.

Q.  WHAT INDIVIDUAL STOCKS HURT PERFORMANCE?

A. There were several stocks that did not perform well and ultimately affected the Trust's performance. Two examples were Rite Aid, a drug store chain, and Service Corp., a funeral services company. This year's market has had wide differences in price-to-earnings ratios between stocks of companies perceived to be doing well and those perceived to be doing poorly. When stocks fail to meet their earnings projections -- as was the case with these two stocks -- their prices tend to suffer steep drops. Therefore, we believe the cost of being wrong is higher today.

Q.  WHAT WORKED WELL FOR THE TRUST?

A. Newell Rubbermaid was added recently and helped performance. Newell bought Rubbermaid in the first quarter of this year, and we believe the combined company could have a near monopoly on a range of consumer staples, including Rolodexes. It also sells home products such as drapery, hardware, and kitchen accessories. Rubbermaid had a broad product line that was very popular, but its reputation for customer satisfaction was poor, while Newell brings a strong customer orientation to the table. Wells Fargo & Co., a California-based bank that is now among our top-10 holdings, also performed well. Last fall, it acquired Norwest Corp., a Minnesota-based bank, bringing together two complementary financial services companies: one with good cost controls and another with, in our opinion, growth potential.

    Also, we have large weightings in companies that we think have more favorable price-to-earnings ratios than those of the market as a whole, including United Technologies, an aerospace, defense, and building equipment company; Xerox, an office equipment company; AlliedSignal, an aerospace, automotive, and environmental controls company; and Bell Atlantic, a telecommunications company. We think these companies have sustainable long-term earnings growth potential.

Q. ONE OF THE PORTFOLIO'S BEST-PERFORMING SECTORS IS UTILITIES AND COMMUNICATIONS. WHAT COMPANIES IN THIS SECTOR DO YOU LIKE?

A. The five biggest positions in this sector are telecommunications companies, including Bell Atlantic, MCI WorldCom, and Sprint's long-distance telephone group. Sales growth for these companies and for telecommunications companies in general have been very strong. The Internet has driven demand for telecommunications services, and both telecommunications equipment and service companies have performed well as a result.

Q.  IN LIGHT OF THE CURRENT MARKET ENVIRONMENT, HAVE YOU CHANGED YOUR STRATEGY?

A. As the first U.S. mutual fund, Massachusetts Investors Trust has a 75-year history to go by, and we have not achieved our record by chasing hot stocks. Instead, we blend investments in value and growth stocks while trying to manage risk. Rather than follow market trends, we will continue to buy what we think are reasonably priced companies with promising futures. We believe the best thing we can do for shareholders is to continue to stick to our investment discipline -- investing in high-quality, large-cap, blue-chip companies.

    /s/ Mitchell D. Dynan       /s/ John D. Laupheimer, Jr.

        Mitchell D. Dynan           John D. Laupheimer, Jr.
        Portfolio Manager           Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MITCHELL D. DYNAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE IS ALSO A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SOCIETY OF SECURITY ANALYSTS FEDERATION AND IS A CHARTERED FINANCIAL ANALYST.

JOHN D. LAUPHEIMER, JR., IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS ALSO LEAD PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. HE ALSO MANAGES MFS(R) INSTITUTIONAL CORE EQUITY FUND, THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) GROWTH WITH INCOME SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. LAUPHEIMER JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT IN 1984, VICE PRESIDENT IN 1986, PORTFOLIO MANAGER IN 1987, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH IN 1999. MR. LAUPHEIMER IS A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS REASONABLE CURRENT INCOME AND LONG-TERM GROWTH OF
                         CAPITAL AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JULY 15, 1924

CLASS INCEPTION:         CLASS A JULY 15, 1924
                         CLASS B SEPTEMBER 7, 1993
                         CLASS C JULY 1, 1996
                         CLASS I JANUARY 2, 1997

SIZE:                    $15.5 BILLION NET ASSETS AS OF JUNE 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH JUNE 30, 1999

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.71%       +11.66%       +94.90%      +204.37%      +419.44%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +11.66%       +24.91%      + 24.93%      + 17.91%
--------------------------------------------------------------------------------------------------------------
SEC Results                                      --        + 5.24%       +22.47%      + 23.46%      + 17.21%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.34%       +10.89%       +91.01%      +193.07%      +396.77%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +10.89%       +24.07%      + 23.99%      + 17.39%
--------------------------------------------------------------------------------------------------------------
SEC Results                                      --        + 6.89%       +23.42%      + 23.82%      + 17.39%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.38%       +10.91%       +91.07%      +198.39%      +409.22%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +10.91%       +24.09%      + 24.44%      + 17.68%
--------------------------------------------------------------------------------------------------------------
SEC Results                                      --        + 9.91%       +24.09%      + 24.44%      + 17.68%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +5.93%       +12.08%       +96.64%      +207.10%      +424.09%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --        +12.08%       +25.28%      + 25.16%      + 18.02%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 1999

FINANCIAL SERVICES                           17.5%
UTILITIES & COMMUNICATIONS                   13.8%
TECHNOLOGY                                   12.5%
HEALTH CARE                                  11.9%
CONSUMER STAPLES                              9.7%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  2.9%
U.S computer software and systems company          TYCO INTERNATIONAL LTD.  1.8%
                                                   U.S. security systems, packaging, and
UNITED TECHNOLOGIES CORP.  2.2%                    electronic equipment conglomerate
U.S. aerospace, defense, and building equipment
company                                            MCI WORLDCOM, INC.  1.7%
                                                   U.S. telecommunications company
XEROX CORP.  2.1%
U.S. document products and services provider       ANHEUSER-BUSCH COS., INC.  1.6%
                                                   U.S. brewery
BELL ATLANTIC CORP.  2.0%
U.S. integrated telecommunications company         HARTFORD FINANCIAL SERVICES GROUP, INC.  1.6%
                                                   U.S. multiline insurance company
BP AMOCO PLC  1.8%
British oil and petrochemical company              WELLS FARGO & CO.  1.6%
                                                   Western U.S. bank

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

Stocks - 95.3%
--------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                 VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 89.8%
  Aerospace - 4.5%
    AlliedSignal, Inc.                                             3,094,000       $   194,922,000
    General Dynamics Corp.                                           911,900            62,465,150
    Lockheed-Martin Corp.                                            608,400            22,662,900
    Raytheon Co., "A"                                              1,309,500            90,191,812
    United Technologies Corp.                                      4,555,700           326,586,744
                                                                                   ---------------
                                                                                   $   696,828,606
--------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Federal-Mogul Corp.                                            1,345,300       $    69,955,600
    Ford Motor Co.                                                 1,062,600            59,970,487
    TRW, Inc.                                                        508,100            27,881,988
                                                                                   ---------------
                                                                                   $   157,808,075
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.1%
    Bank America Corp.                                             1,978,100       $   145,019,456
    Comerica, Inc.                                                   542,150            32,224,041
    Fleet Financial Group, Inc.                                      422,100            18,730,688
    National City Corp.                                              493,200            32,304,600
    Northern Trust Corp.                                             901,100            87,406,700
    PNC Bank Corp.                                                   359,003            20,687,548
    State Street Corp.                                             1,033,300            88,217,987
    US Bancorp                                                     3,668,200           124,718,800
    Wells Fargo & Co.                                              5,504,100           235,300,275
                                                                                   ---------------
                                                                                   $   784,610,095
--------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    International Business Machines Corp.                            829,500       $   107,212,875
    Xerox Corp.                                                    5,167,100           305,181,844
                                                                                   ---------------
                                                                                   $   412,394,719
--------------------------------------------------------------------------------------------------
  Business Services - 1.7%
    Computer Sciences Corp.*                                       1,269,000       $    87,798,938
    DST Systems, Inc.*                                             1,278,200            80,366,825
    First Data Corp.                                               1,914,300            93,681,056
                                                                                   ---------------
                                                                                   $   261,846,819
--------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    E.I. du Pont de Nemours & Co., Inc.                              212,400       $    14,509,575
    PPG Industries, Inc.                                             219,900            12,987,844
    Rohm & Haas Co.                                                  217,500             9,325,312
                                                                                   ---------------
                                                                                   $    36,822,731
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Hewlett-Packard Co.                                            1,430,600       $   143,775,300
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Microsoft Corp.*                                               4,824,700       $   435,127,631
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    Sun Microsystems, Inc.*                                        1,144,000       $    78,793,000
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.1%
    BMC Software, Inc.*                                            1,078,800       $    58,255,200
    Computer Associates International, Inc.                        2,965,900           163,124,500
    Oracle Corp.*                                                  2,855,050           105,993,731
                                                                                   ---------------
                                                                                   $   327,373,431
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.5%
    Clorox Co.                                                       680,790       $    72,716,882
    Colgate-Palmolive Co.                                          1,185,400           117,058,250
    Gillette Co.                                                   3,335,500           136,755,500
    Newell Rubbermaid, Inc.                                        3,245,400           150,911,100
    Philip Morris Cos., Inc.                                       1,972,400            79,265,825
    Procter & Gamble Co.                                           1,928,600           172,127,550
    Tyco International Ltd.                                        2,845,400           269,601,650
                                                                                   ---------------
                                                                                   $   998,436,757
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.4%
    Emerson Electric Co.                                           1,793,900       $   112,791,463
    General Electric Co.                                           2,009,500           227,073,500
    Honeywell, Inc.                                                  308,600            35,759,025
                                                                                   ---------------
                                                                                   $   375,623,988
--------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Intel Corp.                                                    1,575,600       $    93,748,200
--------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    Disney (Walt) Co.                                              2,943,900       $    90,708,919
    MediaOne Group, Inc.*                                          1,333,900            99,208,812
    Time Warner, Inc.                                              2,794,400           205,388,400
                                                                                   ---------------
                                                                                   $   395,306,131
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    American Express Co.                                             503,500       $    65,517,938
    Associates First Capital Corp., "A"                            2,690,516           119,223,490
    Citigroup, Inc.                                                4,268,000           202,730,000
    Federal Home Loan Mortgage Corp.                               2,458,800           142,610,400
    Goldman Sachs Group, Inc.*                                       140,100            10,122,225
                                                                                   ---------------
                                                                                   $   540,204,053
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Anheuser-Busch Cos., Inc.                                      3,321,700       $   235,633,094
    Bestfoods Co.                                                  1,157,800            57,311,100
    Coca-Cola Co.                                                  1,061,300            66,331,250
    Hershey Foods Corp.                                              430,560            25,564,500
    Interstate Bakeries Corp.                                      1,021,900            22,928,881
    Nabisco Holdings Corp., "A"                                      560,900            24,258,925
    PepsiCo., Inc.                                                   573,500            22,187,281
    Quaker Oats Co.                                                  878,400            58,303,800
    Ralston-Ralston Purina Co.                                     4,939,200           150,336,900
                                                                                   ---------------
                                                                                   $   662,855,731
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    International Paper Co.                                          443,200       $    22,381,600
--------------------------------------------------------------------------------------------------
  Insurance - 7.7%
    Allstate Corp.                                                 3,250,900       $   116,626,038
    American International Group, Inc.                             1,128,900           132,151,856
    Chubb Corp.                                                      703,900            48,921,050
    CIGNA Corp.                                                    2,454,700           218,468,300
    Equitable Cos., Inc.                                             819,700            54,919,900
    Hartford Financial Services Group, Inc.                        4,088,100           238,387,331
    Lincoln National Corp.                                         2,351,400           123,007,612
    MBIA, Inc.                                                       792,240            51,297,540
    Progressive Corp.                                              1,048,700           152,061,500
    Torchmark Corp.                                                1,377,200            46,996,950
                                                                                   ---------------
                                                                                   $ 1,182,838,077
--------------------------------------------------------------------------------------------------
  Manufacturing - 0.8%
    Danaher Corp.                                                    803,800       $    46,720,875
    Illinois Tool Works, Inc.                                      1,002,800            82,229,600
                                                                                   ---------------
                                                                                   $   128,950,475
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 8.4%
    American Home Products Corp.                                   2,924,700       $   168,170,250
    Becton, Dickinson & Co.                                        1,591,700            47,751,000
    Bristol-Myers Squibb Co.                                       3,205,300           225,773,319
    Johnson & Johnson Co.                                          1,837,100           180,035,800
    Merck & Co., Inc.                                              1,373,540           101,641,960
    Pfizer, Inc.                                                   1,791,700           196,639,075
    Pharmacia & Upjohn, Inc.                                       2,751,370           156,312,208
    Schering Plough Corp.                                          1,795,060            95,138,180
    Warner-Lambert Co.                                             1,856,300           128,780,812
                                                                                   ---------------
                                                                                   $ 1,300,242,604
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Guidant Corp.                                                  2,671,700       $   137,425,569
    HEALTHSOUTH Corp.*                                             1,977,551            29,539,668
    Medtronic, Inc.                                                1,704,782           132,759,898
    United HealthCare Corp.                                        1,806,600           113,138,325
                                                                                   ---------------
                                                                                   $   412,863,460
--------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Chevron Corp.                                                    711,800       $    67,754,463
    Exxon Corp.                                                    2,679,400           206,648,725
    Mobil Corp.                                                    1,563,500           154,786,500
    USX-Marathon Group                                               654,500            21,312,156
                                                                                   ---------------
                                                                                   $   450,501,844
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Gannett Co., Inc.                                              1,053,000       $    75,157,875
    New York Times Co.                                             1,632,800            60,107,450
    Tribune Co.                                                    1,075,400            93,694,225
                                                                                   ---------------
                                                                                   $   228,959,550
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    McDonald's Corp.                                               5,118,700       $   211,466,294
--------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Carnival Corp.                                                   583,400       $    28,294,900
--------------------------------------------------------------------------------------------------
  Stores - 5.3%
    CVS Corp.                                                      3,374,900       $   171,276,175
    Dayton Hudson Corp.                                            1,594,700           103,655,500
    Home Depot, Inc.                                               1,407,700            90,708,669
    Nordstrom, Inc.                                                1,323,000            44,320,500
    Office Depot, Inc.*                                            2,451,300            54,081,806
    Rite Aid Corp.                                                 1,807,000            44,497,375
    TJX Cos., Inc.                                                 3,930,400           130,931,450
    Wal-Mart Stores, Inc.                                          3,844,600           185,501,950
                                                                                   ---------------
                                                                                   $   824,973,425
--------------------------------------------------------------------------------------------------
  Supermarkets - 3.2%
    Albertsons, Inc.                                               2,478,577       $   127,801,627
    Kroger Co.*                                                    6,235,000           174,190,312
    Safeway, Inc.*                                                 3,914,600           193,772,700
                                                                                   ---------------
                                                                                   $   495,764,639
--------------------------------------------------------------------------------------------------
  Telecommunications - 9.4%
    Alltel Corp.                                                   2,581,300       $   184,562,950
    Ameritech Corp.                                                1,082,100            79,534,350
    Bell Atlantic Corp.                                            4,609,800           301,365,675
    Cisco Systems, Inc.*                                           1,697,600           109,389,100
    MCI WorldCom, Inc.*                                            2,974,444           255,988,087
    Motorola, Inc.                                                 1,579,100           149,619,725
    Nortel Networks Corp.                                            475,400            41,270,662
    SBC Communications, Inc.                                       3,297,900           191,278,200
    Sprint Corp.                                                   2,045,100           108,006,844
    Sprint Corp. (PCS Group)                                         455,050            25,994,731
                                                                                   ---------------
                                                                                   $ 1,447,010,324
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    CMS Energy Corp.                                               1,342,400       $    56,213,000
    Duke Energy Corp.                                              1,385,700            75,347,437
    FirstEnergy Corp.                                              1,400,200            43,406,200
    GPU, Inc.                                                      1,085,600            45,798,750
    New Century Energies, Inc.                                       587,900            22,817,869
    NiSource, Inc.                                                 1,750,500            45,184,781
    Peco Energy Co.                                                1,372,900            57,490,188
    Pinnacle West Capital Corp.                                    1,551,800            62,459,950
    Texas Utilities Co.                                            2,584,500           106,610,625
    Unicom Corp.                                                   1,251,000            48,241,688
                                                                                   ---------------
                                                                                   $   563,570,488
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Coastal Corp.                                                    629,600       $    25,184,000
    Columbia Energy Group                                          1,888,500           118,385,344
                                                                                   ---------------
                                                                                   $   143,569,344
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                                  773,800       $    36,271,875
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $13,879,214,166
--------------------------------------------------------------------------------------------------
Foreign Stocks - 5.5%
  Canada - 0.5%
    Canadian National Railway Co. (Railroads)                      1,150,200       $    77,063,400
--------------------------------------------------------------------------------------------------
  France - 0.2%
    Axa (Insurance)                                                  208,660       $    25,437,347
--------------------------------------------------------------------------------------------------
  Germany - 0.9%
    HypoVereinsbank (Banks and Credit Cos.)                          385,300       $    25,014,246
    Mannesmann AG (Conglomerate)                                     767,300           114,651,851
                                                                                   ---------------
                                                                                   $   139,666,097
--------------------------------------------------------------------------------------------------
  Japan - 0.2%
    AFLAC, Inc. (Insurance)                                          638,200       $    30,553,825
--------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Wolters Kluwer N.V. (Publishing)                                 629,100       $    25,344,630
--------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Ericsson LM, ADR (Telecommunications)                          1,943,100       $    64,000,856
--------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                          27,600       $    49,728,290
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.8%
    BP Amoco PLC, ADR (Oils)                                       2,398,431       $   260,229,764
    Rentokil Initial PLC (Environmental Services)                  5,767,400            22,359,971
    Reuters Group PLC (Business Services)                          4,848,331            63,763,868
    Reuters Group PLC, ADR (Business Services)                       562,565            45,602,925
    Zeneca Group PLC (Medical and Health Products)                 1,288,700            49,820,196
                                                                                   ---------------
                                                                                   $   441,776,724
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $   853,571,169
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,606,460,864)                                    $14,732,785,335
--------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.3%
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Houston Industries, Inc., 7.00%                                  269,700       $    32,161,725
    Texas Utilities Co., 3.315%                                      335,000            14,781,875
                                                                                   ---------------
                                                                                   $    46,943,600
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $26,639,647)                  $    46,943,600
--------------------------------------------------------------------------------------------------

Convertible Bonds - 0.1%
--------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005## (Identified Cost, $21,217,312)                         $ 18,870       $    19,294,575
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------
    Bellsouth Telecomm, Inc., due 8/03/99                           $ 25,000       $    24,883,583
    Federal Agricultural Mortgage Corp.,
      due 7/01/99 - 7/15/99                                           75,000            74,976,817
    Federal Farm Credit Bank Corp., due 8/16/99                       20,000            19,875,545
    Federal Home Loan Bank, due 7/16/99 - 7/28/99                     52,000            51,847,946
    Federal Home Loan Mortgage Corp.,
      due 7/07/99 - 8/24/99                                          249,097           248,036,515
    Federal National Mortgage Assn., due 7/15/99 - 9/
      20/99                                                          232,289           231,078,334
    Goldman Sachs Group LP, due 7/29/99                               10,000             9,962,900
    Morgan (J.P.) & Co., Inc., due 7/14/99 - 9/22/99                  40,325            39,950,895
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                    $   700,612,535
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $12,354,930,358)                               $15,499,636,045
Other Assets, Less Liabilities - (0.2)%                                                (37,646,104
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $15,461,989,941
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
JUNE 30, 1999
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,354,930,358)      $15,499,636,045
  Cash                                                                  299,705
  Foreign currency, at value (identified cost, $2,520)                    2,513
  Net receivable for foreign currency exchange contracts
    subject to master netting agreements                                 13,708
  Receivable for Trust shares sold                                   57,635,584
  Receivable for investments sold                                   116,077,738
  Dividends and interest receivable                                  12,432,663
  Other assets                                                           98,745
                                                                ---------------
    Total assets                                                $15,686,196,701
                                                                ---------------
Liabilities:
  Payable for Trust shares reacquired                           $    17,573,677
  Payable for investments purchased                                 205,154,251
  Payable to affiliates -
    Management fee                                                      138,156
    Shareholder servicing agent fee                                      41,865
    Distribution and service fee                                        259,573
    Administrative fee                                                    1,027
  Accrued expenses and other liabilities                              1,038,211
                                                                ---------------
      Total liabilities                                         $   224,206,760
                                                                ---------------
Net assets                                                      $15,461,989,941
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $11,885,806,529
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               3,144,491,531
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   432,973,132
  Accumulated distributions in excess of net investment
    income                                                           (1,281,251)
                                                                ---------------
      Total                                                     $15,461,989,941
                                                                ===============
Shares of beneficial interest outstanding                         731,444,433
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $8,647,853,891 / 406,908,270 shares
     of beneficial interest outstanding)                            $21.25
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $22.55
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,270,222,266 / 250,907,347 shares
     of beneficial interest outstanding)                            $21.00
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,294,257,656 / 61,891,693 shares of
     beneficial interest outstanding)                               $20.91
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per
     share (net assets of $249,656,128 / 11,737,123 shares of
     beneficial interest outstanding)                               $21.27
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                     $  82,000,526
    Interest                                                         15,324,200
    Foreign taxes withheld                                             (497,705)
                                                                  -------------

      Total investment income                                     $  96,827,021
                                                                  -------------
  Expenses -
    Management fee                                                $  22,337,384
    Trustees' compensation                                               79,948
    Shareholder servicing agent fee                                   7,181,915
    Distribution and service fee (Class A)                           13,674,828
    Distribution and service fee (Class B)                           22,388,636
    Distribution and service fee (Class C)                            5,238,485
    Administrative fee                                                  185,959
    Custodian fee                                                     1,201,933
    Printing                                                            266,089
    Postage                                                             597,203
    Auditing fees                                                        17,655
    Legal fees                                                           17,677
    Miscellaneous                                                     4,170,378
                                                                  -------------
      Total expenses                                              $  77,358,090
    Fees paid indirectly                                               (460,600)
                                                                  -------------
      Net expenses                                                $  76,897,490
                                                                  -------------
        Net investment income                                     $  19,929,531
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $ 448,016,940
    Foreign currency transactions                                       442,921
                                                                  -------------
      Net realized gain on investments and foreign
        currency transactions                                     $ 448,459,861
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 330,272,432
    Translation of assets and liabilities in foreign
      currencies                                                       (380,545)
                                                                  -------------
      Net unrealized gain on investments and foreign
        currency translation                                      $ 329,891,887
                                                                  -------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $ 778,351,748
                                                                  -------------
          Increase in net assets from operations                  $ 798,281,279
                                                                  =============

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                             JUNE 30, 1999          DECEMBER 31, 1998
                                                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $    19,929,531            $    55,718,341
  Net realized gain on investments and foreign
    currency transactions                                      448,459,861                553,340,597
  Net unrealized gain on investments and foreign
    currency translation                                       329,891,887              1,202,394,756
                                                           ---------------            ---------------
    Increase in net assets from operations                 $   798,281,279            $ 1,811,453,694
                                                           ---------------            ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $   (18,557,677)           $   (47,277,704)
  From net investment income (Class B)                          (1,120,839)                (6,574,313)
  From net investment income (Class C)                            (397,240)                (1,450,350)
  From net investment income (Class I)                            (962,112)                  (990,881)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (39,050,042)              (338,382,495)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (22,566,380)              (173,242,177)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (5,381,906)               (35,278,921)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (1,192,769)                (9,493,659)
  In excess of net investment income (Class A)                      --                       (689,782)
  In excess of net investment income (Class B)                      --                        (95,919)
  In excess of net investment income (Class C)                      --                        (21,161)
  In excess of net investment income (Class I)                      --                        (14,457)
                                                           ---------------            ---------------
    Total distributions declared to shareholders           $   (89,228,965)           $  (613,511,819)
                                                           ---------------            ---------------
Net increase in net assets from Trust share
  transactions                                             $ 2,648,713,577            $ 4,827,471,013
                                                           ---------------            ---------------
      Total increase in net assets                         $ 3,357,765,891            $ 6,025,412,888
Net assets:
  At beginning of period                                    12,104,224,050              6,078,811,162
                                                           ---------------            ---------------
At end of period (including accumulated distributions
  in excess of net investment income of $1,281,251
  and $172,914, respectively)                              $15,461,989,941            $12,104,224,050
                                                           ===============            ===============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                 JUNE 30, 1999             1998            1997            1996            1995           1994
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $20.25           $17.52          $14.46          $12.71          $10.07         $11.50
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                 $ 0.06           $ 0.17          $ 0.18          $ 0.21          $ 0.25         $ 0.25
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                  1.09             3.77            4.33            3.07            3.67          (0.36)
                                        ------           ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 1.15           $ 3.94          $ 4.51          $ 3.28          $ 3.92         $(0.11)
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $(0.05)          $(0.16)         $(0.17)         $(0.21)         $(0.46)        $(0.25)
  From net realized gain on
    investments and foreign
    currency transactions                (0.10)           (1.05)          (1.27)          (1.32)          (0.82)         (1.05)
  In excess of net investment income      --              (0.00)+++       (0.01)           --              --            (0.00)+++
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --               --              --              --              --            (0.02)
                                        ------           ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders        $(0.15)          $(1.21)         $(1.45)         $(1.53)         $(1.28)        $(1.32)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $21.25           $20.25          $17.52          $14.46          $12.71         $10.07
                                        ======           ======          ======          ======          ======         ======
Total return(+)                          5.71%++         22.95%          31.69%          25.90%          39.34%        (1.02)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.88%+           0.73%           0.74%           0.74%           0.70%          0.71%
  Net investment income                  0.55%+           0.86%           1.09%           1.51%           2.13%          2.20%
Portfolio turnover                         28%              54%             44%             47%             54%            87%
Net assets at end of period
 (000,000 omitted)                      $8,648           $7,188          $4,323          $2,678          $2,074         $1,535

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                 JUNE 30, 1999             1998            1997            1996            1995           1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $20.04           $17.36          $14.36          $12.63          $10.03         $11.48
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income (loss)          $(0.01)          $ 0.04          $ 0.07          $ 0.10          $ 0.15         $ 0.15
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                  1.08             3.74            4.28            3.06            3.64          (0.36)
                                        ------           ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 1.07           $ 3.78          $ 4.35          $ 3.16          $ 3.79         $(0.21)
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $(0.01)          $(0.05)         $(0.08)         $(0.11)         $(0.37)        $(0.17)
  From net realized gain on
    investments and foreign
    currency transactions                (0.10)           (1.05)          (1.27)          (1.32)          (0.82)         (1.05)
  In excess of net investment income      --              (0.00)+++       (0.00)+++        --              --            (0.00)+++
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --               --              --              --              --            (0.02)
                                        ------           ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders        $(0.11)          $(1.10)         $(1.35)         $(1.43)         $(1.19)        $(1.24)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $21.00           $20.04          $17.36          $14.36          $12.63         $10.03
                                        ======           ======          ======          ======          ======         ======
Total return                             5.34%++         22.16%          30.75%          25.05%          38.05%        (1.88)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.53%+           1.39%           1.41%           1.54%           1.56%          1.61%
  Net investment income (loss)         (0.10)%+           0.20%           0.42%           0.72%           1.25%          1.37%
Portfolio turnover                         28%              54%             44%             47%             54%            87%
Net assets at end of period
 (000,000 omitted)                      $5,270           $3,862          $1,522            $437            $165            $69

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 #  Per share data are based on average shares outstanding.
##  The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
    1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,                  PERIOD ENDED
                                              SIX MONTHS ENDED          --------------------------------         DECEMBER 31,
                                                 JUNE 30, 1999                 1998                 1997                1996*
                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $19.95               $17.30               $14.33               $13.93
                                                        ------               ------               ------               ------
Income from investment operations# -
  Net investment income (loss)                          $(0.01)              $ 0.04               $ 0.07               $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency                      1.08                 3.72                 4.27                 1.76
                                                        ------               ------               ------               ------
      Total from investment operations                  $ 1.07               $ 3.76               $ 4.34               $ 1.81
                                                        ------               ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                            $(0.01)              $(0.06)              $(0.10)              $(0.09)
  From net realized gain on investments and
    foreign currency transactions                        (0.10)               (1.05)               (1.27)               (1.32)
  In excess of net investment income                      --                  (0.00)+++            (0.00)+++             --
                                                        ------               ------               ------               ------
      Total distributions declared to
        shareholders                                    $(0.11)              $(1.11)              $(1.37)              $(1.41)
                                                        ------               ------               ------               ------
Net asset value - end of period                         $20.91               $19.95               $17.30               $14.33
                                                        ======               ======               ======               ======
Total return                                             5.38%++             22.11%               30.76%               12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.53%+               1.40%                1.41%                1.49%+
  Net investment income (loss)                         (0.10)%+               0.20%                0.42%                0.77%+
Portfolio turnover                                         28%                  54%                  44%                  47%
Net assets at end of period (000,000 omitted)           $1,294                 $824                 $211                  $12

  * For the period from the inception of Class C, July 1, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 #  Per share data are based on average shares outstanding.
 ## The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED
                                                                                               DECEMBER 31,
                                                          SIX MONTHS ENDED           ---------------------------------
                                                             JUNE 30, 1999                  1998                 1997*
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                   CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $20.26                $17.52                $14.33
                                                                    ------                ------                ------
Income from investment operations# -
  Net investment income                                             $ 0.09                $ 0.24                $ 0.26
  Net realized and unrealized gain on investments and
    foreign currency                                                  1.10                  3.77                  4.44
                                                                    ------                ------                ------
      Total from investment operations                              $ 1.19                $ 4.01                $ 4.70
                                                                    ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                                        $(0.08)               $(0.22)               $(0.23)
  From net realized gain on investments and foreign
    currency transactions                                            (0.10)                (1.05)                (1.27)
  In excess of net investment income                                  --                   (0.00)+++             (0.01)
                                                                    ------                ------                ------
      Total distributions declared to shareholders                  $(0.18)               $(1.27)               $(1.51)
                                                                    ------                ------                ------
Net asset value - end of period                                     $21.27                $20.26                $17.52
                                                                    ======                ======                ======
Total return                                                         5.93%++              23.40%                33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         0.53%+                0.41%+                0.41%+
  Net investment income                                              0.90%+                1.19%                 1.42%+
Portfolio turnover                                                     28%                   54%                   44%
Net assets at end of period (000,000 omitted)                         $250                  $230                   $23

  * For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Trust may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Trust with indemnification against Borrower default.

At June 30, 1999, the value of securities loaned was $15,186,069. These loans were collateralized by U.S. Treasury securities of $19,684,954. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Trust and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Trust based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the Trust's average daily net assets.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $26,673 for the six months ended June 30, 1999.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,869,960 for the six months ended June 30, 1999, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Trust's distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to January 2, 1991) of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,003,921 for the six months ended June 30, 1999. Fees incurred under the distribution plan during the six months ended June 30, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trust's distribution plan provides that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,956 and $2,598 for Class B and Class C shares, respectively, for the six months ended June 30, 1999. Fees incurred under the distribution plan during the six months ended June 30, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 1999, were $47,085, $3,857,926, and $267,561 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Trust's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Trust's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES             SALES
---------------------------------------------------------------------------
U.S. government securities                 $   52,432,090    $   47,399,707
                                           --------------    --------------
Investments (non-U.S. government
  securities)                              $6,098,691,290    $3,543,172,557
                                           --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $12,354,930,358
                                                            ---------------
Gross unrealized appreciation                               $ 3,290,991,449
Gross unrealized depreciation                                  (146,285,762)
                                                            ---------------
    Net unrealized appreciation                             $ 3,144,705,687
                                                            ===============

(5) Shares of Beneficial Interest
The Trustees have authorized 1,000,000,000 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED JUNE 30, 1999            YEAR ENDED DECEMBER 31, 1998
                              ------------------------------------    ------------------------------------
                                       SHARES               AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        97,439,473       $1,987,859,480        188,053,209       $3,608,217,877
Shares issued to shareholders in
  reinvestment of distributions     2,129,434           43,265,091         15,584,563          299,682,621
Shares reacquired                 (47,646,272)        (976,008,731)       (95,426,304)      (1,827,133,744)
                                  -----------       --------------        -----------       --------------
    Net increase                   51,922,635       $1,055,115,840        108,211,468       $2,080,766,754
                                  ===========       ==============        ===========       ==============

Class B Shares
                                    SIX MONTHS ENDED JUNE 30, 1999            YEAR ENDED DECEMBER 31, 1998
                              ------------------------------------    ------------------------------------
                                       SHARES               AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        73,476,108       $1,483,545,483        116,467,254       $2,214,401,035
Shares issued to shareholders in
  reinvestment of distributions     1,007,875           20,226,623          8,179,698          155,643,628
Shares reacquired                 (16,312,283)        (330,182,508)       (19,577,588)        (367,348,197)
                                  -----------       --------------        -----------       --------------
    Net increase                   58,171,700       $1,173,589,598        105,069,364       $2,002,696,466
                                  ===========       ==============        ===========       ==============

Class C Shares
                                    SIX MONTHS ENDED JUNE 30, 1999            YEAR ENDED DECEMBER 31, 1998
                              ------------------------------------    ------------------------------------
                                       SHARES               AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        26,146,660       $  525,091,148         32,700,952       $  620,311,183
Shares issued to shareholders in
  reinvestment of distributions       200,450            4,006,802          1,334,955           25,279,036
Shares reacquired                  (5,774,474)        (116,302,420)        (4,935,864)         (92,639,154)
                                  -----------       --------------        -----------       --------------
    Net increase                   20,572,636       $  412,795,530         29,100,043       $  552,951,065
                                  ===========       ==============        ===========       ==============

Class I Shares
                                    SIX MONTHS ENDED JUNE 30, 1999            YEAR ENDED DECEMBER 31, 1998
                              ------------------------------------    ------------------------------------
                                       SHARES               AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         1,716,025       $   34,569,016         10,276,343       $  195,389,933
Shares issued to shareholders in
  reinvestment of distributions        86,328            1,757,512            485,401            9,318,575
Shares reacquired                  (1,419,861)         (29,113,919)          (694,274)         (13,651,780)
                                  -----------       --------------        -----------       --------------
    Net increase                      382,492       $    7,212,609         10,067,470       $  191,056,728
                                  ===========       ==============        ===========       ==============

(6) Line of Credit
The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended June 30, 1999, was $53,582.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $13,708 with First Boston Corp. at June 30, 1999.

At June 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services       CUSTODIAN
company)                                                 State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway                   INVESTOR INFORMATION
& Barnes (attorneys)                                     For MFS stock and bond market outlooks,
                                                         call toll free: 1-800-637-4458 anytime from
William J. Poorvu - Adjunct Professor, Harvard           a touch-tone telephone.
University Graduate School of Business
Administration                                           For information on MFS mutual funds, call your
                                                         financial adviser or, for an information kit, call
Charles W.Schmidt - Private Investor                     toll free: 1-800-637-2929 any business day from
                                                         9 a.m. to 5 p.m. Eastern time (or leave a message
Arnold D. Scott* - Senior Executive                      anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFSService Center, Inc.
Jeffrey L. Shames* - Chairman, Chief                     P.O. Box 2281
Executive Officer, and Director,                         Boston, MA 02107-9906
MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith - Independent Consultant                 1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman and Director,
North American Management Corp.                          For service to speech- or hearing-impaired, call
(investment advisers)                                    toll free: 1-800-637-6576 any business day from
                                                         9 a.m. to 5 p.m. Eastern time. (To use this service,
INVESTMENT ADVISER                                       your phone must be equipped with a
Massachusetts Financial Services Company                 Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, and exchanges,
                                                         call toll free: 1-800-MFS-TALK (1-800-637-8255)
DISTRIBUTOR                                              anytime from a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                      WORLD WIDE WEB
Boston, MA 02116-3741                                    www.mfs.com

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MASSACHUSETTS                                                       ------------
INVESTORS TRUST                                                       BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                              MIT-3  8/99  751M  13/213/313/813